MXPRO110

Summary Prospectus
January 28, 2016

OAKMARK FUND

Class I	Class II
OAKMX	OARMX

Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.oakmark.com/prospectus. You can also get this information at no cost by calling 1-800-OAKMARK or by sending an email request to Literature@oakmark.com. The Fund's prospectus and statement of additional information, dated January 28, 2016, and as each may be further supplemented or amended, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

Oakmark Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class II
Management fees	0.72%	0.72%
Distribution (12b-1) fees	None	None
Other expenses	0.13%	0.47%
Total Annual Fund Operating Expenses	0.85%	1.19%

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses were those reflected in the table.

Although your actual returns and expenses may be higher or lower, based on these assumptions your expenses would be:

	Class I	Class II
1 Year	$87	$121
3 Years	271	378
5 Years	471	654
10 Years	1,049	1,443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 33% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in a diversified portfolio of common stocks of U.S. companies. The Fund generally invests in the securities of larger capitalization companies. The Fund uses a value investment philosophy in selecting equity securities. This investment philosophy is based upon the belief that, over time, a company's stock price converges with our estimate of its intrinsic or true business value. By "true business value," we mean our estimate of the price a knowledgeable buyer would pay to acquire the entire business. We believe that investing in securities priced significantly below what we believe is their true business value presents the best opportunity to achieve the Fund's investment objective.

The Fund's investment adviser, Harris Associates L.P. (the "Adviser"), uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values. In assessing such companies, the Adviser looks for the following characteristics, although the companies selected may not have all of these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of company management ownership.

Key Tenets of the Oakmark Investment Philosophy:

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for good quality, growing businesses with positive free cash flow and intelligent investment of cash.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

In making its investment decisions, the Adviser uses a "bottom-up" approach focused on individual companies, rather than focusing on specific economic factors or specific industries. To facilitate its selection of investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. As part of this selection process, the Adviser's analysts typically visit companies and conduct other research on the companies and their industries.

Once the Adviser identifies a stock that it believes is selling at a significant discount to the Adviser's estimated intrinsic value and that the company has one or more of the additional qualities mentioned above, the Adviser may consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches its estimated worth. This means the Adviser sets specific "buy" and "sell" targets for each stock the Fund holds. The Adviser monitors each portfolio holding and adjusts these price targets as warranted to reflect changes in a company's fundamentals.

The Adviser believes that holding a relatively small number of stocks allows its "best ideas" to have a meaningful impact on the Fund's performance. Therefore, the Fund's portfolio typically holds thirty to sixty stocks rather than hundreds, and a higher percentage of the Fund's total assets may also be invested in a particular sector or industry.

PRINCIPAL INVESTMENT RISKS

As an investor in the Fund, you should have a long-term perspective and be able to tolerate potentially wide fluctuations in the value of your Fund shares. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the U.S. or abroad. As a result, when you redeem your Fund shares, they may be worth more or less than you paid for them.

Although the Fund makes every effort to achieve its objective, it cannot guarantee it will attain that objective. The principal risks of investing in the Fund are:

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. In addition, securities markets tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets including, debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Value Style Risk. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform other investments during given periods.

Focused Portfolio Risk. The Fund's portfolio tends to be invested in a relatively small number of stocks—thirty to sixty rather than hundreds. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund's net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund's volatility and may lead to greater losses.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions, that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or opportunities or attain the high growth rate of successful smaller companies. Smaller companies may be more volatile due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about such companies, and their stocks may have a more limited trading market than stocks of larger companies.

Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular sector or industry, changes affecting that sector or industry, or the perception of that sector or industry, may have a significant impact on the performance of the Fund's overall portfolio. Individual sectors or industries may be more volatile, and may perform differently, than the broader market.

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

PERFORMANCE INFORMATION

The bar chart and performance table below can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. The performance table illustrates the volatility of the Fund's historical returns over various lengths of time and shows how the Fund's average annual returns compare with those of a broad measure of market performance. Updated performance information is available at oakmark.com or by calling 1-800-OAKMARK.

Since 2006, the highest and lowest quarterly returns for the Fund's Class I Shares were:

•  Highest quarterly return: 23.2%, during the quarter ended June 30, 2009

•  Lowest quarterly return: -23.0%, during the quarter ended December 31, 2008

Average Annual Total Returns for Periods Ended
December 31, 2015

	1 Year	5 Years	10 Years
Oakmark Fund – Class I
Return before taxes	-3.95%	12.61%	8.49%
Return after taxes on distributions	-4.27%	11.79%	7.76%
Return after taxes on distributions and sale of Fund shares	-1.97%	10.11%	6.91%
Oakmark Fund – Class II
Return before taxes	-4.26%	12.26%	8.15%
S&P 500 Index (does not reflect the deduction of fees, expenses or taxes)	1.38%	12.57%	7.31%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown only for Class I shares. After-tax returns for Class II shares will vary from returns shown for Class I.

INVESTMENT ADVISER

Harris Associates L.P. is the investment adviser to the Oakmark Fund.

PORTFOLIO MANAGERS

William C. Nygren, CFA and Kevin G. Grant, CFA manage the Fund's portfolio. Mr. Nygren is a Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in

1983 and has managed the Fund since 2000. Mr. Grant is Co-Chief Executive Officer, a portfolio manager and analyst of the Adviser. He joined the Adviser in 1988 and has managed the Fund since 2000.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased and sold (redeemed) on any business day, normally any day when the New York Stock Exchange is open for regular trading. Such purchases and redemptions can be made through a broker-dealer or other financial intermediary, or directly with the Fund by writing to The Oakmark Funds at P.O. Box 219558 Kansas City, MO 64121-9558, or accessing our website (oakmark.com).

The minimum initial investment for the Fund's Class I Shares is $1,000, and the minimum for each subsequent investment is $100.

The Fund's Class II Shares are offered only for purchase through certain retirement plans, such as 401(k) and profit sharing plans. To purchase or redeem Class II Shares you must do so through a financial intermediary.

TAX INFORMATION

The Fund's distributions may be taxable to you as ordinary income and/or capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor and/or the Adviser may pay the intermediary for services provided to the Fund and its shareholders. The Adviser and/or distributor may also pay the intermediary for the sale of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.